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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 10, 2005
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                              Retail Ventures, Inc.
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             (Exact name of registrant as specified in its charter)

             Ohio                         1-10767              20-0090238
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    (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)               File Number)      Identification No.)


3241 Westerville Road, Columbus, Ohio                            43224
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   (Address of principal executive offices)                    (Zip Code)

                                 (614) 471-4722
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 10, 2005, Value City Department Stores LLC, a subsidiary of Retail Ventures, Inc. (the "Company"), on behalf of itself and certain other subsidiaries of the Company (collectively, the "Borrowers"), entered into a Fourth Amendment to Loan and Security Agreement (the "Fourth Amendment") with National City Business Credit, Inc., as Administrative Agent and Collateral Agent, Fleet Retail Finance Inc., as Collateral Agent, National City Bank, as Letter of Credit Issuer, and certain other Revolving Credit Lenders listed in the Fourth Amendment. The Fourth Amendment (i) increases the Excess Availability Reserve to $40,000,000 from $35,000,000; (ii) increases the Revolving Credit Ceiling to $425,000,000 from $350,000,000; and (iii) increases the SwingLine Loan Ceiling to $35,000,000 from $25,000,000. The above description is qualified in its entirety by reference to the complete Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 15, 2005, the Company issued a press release regarding its preliminary consolidated financial results for the fourth quarter and year ended January 29, 2005. A copy of the press release announcing the preliminary financial results for the quarter and year ended January 29, 2005 is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

         Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits.

     Exhibit Number           Description

          10.1 Fourth Amendment to Loan and Security Agreement dated as of March 10, 2005

          99.1                Press Release dated March 15, 2005




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             RETAIL VENTURES, INC.

                                        By: /s/ James A. McGrady
                                           ------------------------------------
                                             James A. McGrady
                                             Executive Vice President,
                                             Chief Financial Officer, Treasurer
                                             and Secretary



Date: March 15, 2005

















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